Exhibit 24.1


                                POWER OF ATTORNEY

     Raymond J. Miller hereby designates and appoints Michael S. Marcus as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.


          Signature                       Title                        Date
          ---------                       -----                        ----

   /s/ Raymond J. Miller          Chief Executive Officer and     March 23, 2001
-----------------------------     Chairman of the Board of
       Raymond J. Miller          Directors

                                POWER OF ATTORNEY

     Michael S. Marcus hereby designates and appoints Raymond J. Miller as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.


          Signature                       Title                        Date
          ---------                       -----                        ----

    /s/ Michael S. Marcus       Vice President, Chief Financial   March 23, 2001
-----------------------------   Officer, Treasurer and
        Michael S. Marcus       Secretary

                                POWER OF ATTORNEY

     Herbert R. Douglas hereby designates and appoints Raymond J. Miller and Michael S. Marcus and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.


          Signature                       Title                        Date
          ---------                       -----                        ----

    /s/ Herbert R. Douglas           Director                     March 23, 2001
-----------------------------
        Herbert R. Douglas

                                POWER OF ATTORNEY


     Randall L. Lambert hereby designates and appoints Raymond J. Miller and Michael S. Marcus and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.


          Signature                       Title                        Date
          ---------                       -----                        ----

   /s/ Randall L. Lambert              Director                   March 23, 2001
-----------------------------
       Randall L. Lambert

                                POWER OF ATTORNEY

     Gasper Mir hereby designates and appoints Raymond J. Miller and Michael S. Marcus and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.


          Signature                       Title                        Date
          ---------                       -----                        ----

       /s/ Gasper Mir                 Director                    March 23, 2001
-----------------------------
           Gasper Mir

                                POWER OF ATTORNEY

     F. Hall Webb hereby  designates and appoints  Raymond J. Miller and Michael
S. Marcus and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.


          Signature                       Title                        Date
          ---------                       -----                        ----

      /s/ F. Hall Webb                Director                    March 23, 2001
-----------------------------
          F. Hall Webb